UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21504
 Advent/Claymore Enhanced Growth & Income Fund
 (Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
 (Address of principal executive offices) (Zip code)
Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
  (Name and address of agent for service)
Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2016 - April 30, 2017

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/LCM
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/lcm, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2017

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund” or “LCM”). This report covers the Fund’s performance for the six months ended April 30, 2017.
Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield, and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2017, Advent managed approximately $9.0 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
For the period, the Fund paid two quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 9.64% based on the Fund’s market price of $8.71 on April 30, 2017. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(m) on page 46 for more information on distributions for the period.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its managed assets in non-convertible high-yield securities. Additionally, the Fund engages in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities, and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility, and other economic and market factors.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2017, the Fund generated a

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DEAR SHAREHOLDER (Unaudited) continued	April 30, 2017

total return based on market price of 12.20% and a total return of 7.79% based on NAV. As of April 30, 2017, the Fund’s market price of $8.71 represented a discount of 7.73% to NAV of $9.44.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 64 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/lcm.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore
Enhanced Growth & Income Fund
 May 31, 2017

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QUESTIONS & ANSWERS (Unaudited)	April 30, 2017

The portfolio managers of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the equity, convertible securities, and high-yield markets and Fund performance for the six-month period ended April 30, 2017.
Please describe the Fund’s objective and management strategies.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in equity securities and convertible securities of U.S. and non-U.S. issuers and may invest up to 60% of its managed assets in non-convertible high yield securities.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.
The Fund also uses a strategy of writing (selling) covered call options, but the percentage of positions to be written against can vary. As the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Discuss the Fund’s tender offer.
On June 12, 2017, the Fund commenced a tender offer (the “Tender Offer”) to purchase for cash up to 4,420,984 (approximately 32.5%) of the Fund’s outstanding common shares of beneficial interest (the “Shares”) at a price per Share equal to 98% of the Fund’s net asset value (“NAV”), as of the business day immediately following the expiration of the Tender Offer. The Tender Offer will expire, unless otherwise extended, at 5:00 p.m., New York City Time, on Tuesday, July 11, 2017.
On July 22, 2016, the Fund and certain other funds in the fund complex entered into an agreement, as amended on May 12, 2017 (the “Western Agreement”), with Arthur D. Lipson, Robert Ferguson, Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Benchmark Plus Institutional Partners L.L.C. and Benchmark Plus Management, L.L.C., and all of their respective directors, officers and affiliates (collectively, “Western Investment”). Also on July 22, 2016, Advent entered into a standstill agreement, as amended on May 12, 2017 (the “Bulldog Standstill Agreement”), with Bulldog Investors, LLC (collectively, with its officers, directors, members and employees, “Bulldog Investors”). On April 28, 2017, the Fund entered into a standstill agreement, as amended on May 12, 2017 (the “Saba Standstill Agreement”), with Saba Capital Management, L.P. (collectively, with its officers, directors, members and employees, “Saba”). Pursuant to the Western Agreement and Saba Standstill Agreement, the Fund agreed to, and pursuant to the Bulldog Standstill Agreement Advent agreed to recommend that the Fund, to conduct a tender offer on terms consistent with the terms of the Tender Offer. Each of Western Investment, Bulldog Investors and Saba has agreed to tender the Shares of the Fund held by them in the Tender Offer. If the Fund fails to complete the Tender Offer by a specified date, the Western Agreement, Bulldog Standstill Agreement and Saba Standstill Agreement will terminate.
The above statements are not intended to constitute an offer to participate in the Tender Offer. The Tender Offer is made only by an Offer to Purchase, a related Letter of Transmittal and other documents that have been filed with the Securities and Exchange Commission (“SEC”). Shareholders of the Fund should read the Offer to Purchase and tender offer statement and related exhibits, as they contain important information about the Tender Offer. These and other filed documents are available to investors for free both at the website of the SEC and from the Fund.
Neither the Fund nor its Board of Trustees nor Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, nor Advent makes any recommendation to any shareholder as to whether to tender Shares for purchase or to refrain from tendering Shares.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

Please describe the economic and market environment over the last six months.
Global equity and corporate bonds markets appreciated in the six months ended April 30, 2017, as the economic outlook across the world brightened, with some emerging markets rebounding after periods of weakness, corporate profits showing more buoyancy, developed market central bank support continuing, and a lack of major geopolitical negative developments. Convertible bond markets advanced nicely, following equity markets that were strong, anticipating positive economic and business-friendly fiscal action after the surprise outcome of the U.S. presidential election and the lack of disruptive potential in the aftermath of various European elections.
Early in the period, the effect of the November 2016 U.S. election led to strong gains in U.S. markets on the potential for lower regulatory and tax burdens and more pro-growth governmental policies; a rise in the U.S. dollar spurred by anticipation of higher U.S. Treasury interest rates also led to a lower Japanese yen, which sparked a rally in the Japanese equity market as that country is heavily export-oriented. Equity markets in Europe followed later in the period, where economic growth forecasts brightened as larger central bank bond-buying took its effect as well as the fading of previous years of fiscal austerity. Hong Kong and Chinese markets also rallied after 2017 started, as fiscal stimulus on the mainland buttressed GDP growth and the effect of regulatory maneuvers on the money markets, and bond markets helped to reduce negative speculation on the yuan and borrowing rates.
While risk-free government prices generally declined slightly (yields rising) on a global basis in the six months, corporate spreads more than compensated with impressive levels of tightening amidst profits for issuers that rebounded with global GDP growth, resulting in positive returns for high-yield bond indices worldwide. The Bank of America Merrill Lynch Global High Yield index grew 5.30% in local currency terms in the period, with the U.S.-focused Bank of America Merrill Lynch High Yield Master II Index up a similar 5.50%. The Bank of America Merrill Lynch Global 300 Convertible Bond Index rose 8.06% in local currency during the fiscal half. The CBOE S&P 500 2% OTM BuyWrite Index, which tracks the S&P 500 with an index call option struck 2% out-of-the-money, and is a reflection of a covered-call equity strategy, returned 11.50%.
The U.S. dollar’s strength early in the period was not sustained, as stronger economic reports in Europe and Japan created a bid in their currencies relative to the dollar and even began to spark discussion of reduced central bank bond purchasing. The U.S. Dollar Index, a trade-weighted measure of the U.S. dollar against other currencies, began the period at 98.3, rose as high as 103.3 near the end of calendar 2016, before falling back to 99.1 ending the reporting period.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2017, the Fund generated a total return based on market price of 12.20% and a return of 7.79% based on NAV. As of April 30, 2017, the Fund’s market price of $8.71 represented a discount of 7.73% to NAV of $9.44. As of October 31, 2016, the Fund’s market price of $8.16 represented a discount of 10.92% to NAV of $9.16.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

Past performance is not a guarantee of future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s leverage outstanding as of April 30, 2017 consisted of $50 million in borrowings with a related average interest rate of 1.99%, and was approximately 28% of the Fund’s managed assets. As a result of the upcoming tender offer, the Fund expects to reduce its borrowings to maintain appropriate levels of leverage and to remain in compliance with asset coverage tests applicable to such borrowings.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was above the cost of leverage for the six months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
During the period, the interest rate environment rose at both the short end and long end of the risk-free curve, with the short end affected by the Federal Reserve’s commitment to normalizing monetary policy, with unemployment falling and inflation rising with the rebound in energy prices. Three-month London Interbank Offered Rates (LIBOR), the index to which the Fund’s borrowing is benchmarked, rose from 0.66% in the year ended October 31, 2016, to 1.04% in the six month period ended April 30, 2017. The Fund’s actual borrowing costs are at a spread to this LIBOR benchmark. Thus, the Fund’s cost of leverage increased slightly during the fiscal half and is expected to continue that slight upward trend in the rest of the fiscal year. That said, borrowing rates remain low compared to historical averages and the Fund is still able to find opportunities in its core of global convertible bonds, U.S. high-yield corporate bonds, and global equities that yield levels above the cost of borrowing.
What was the impact of the Fund’s covered call strategy?
Strong equity markets tend to be correlated with lower volatility, and this theme was front and center in the first half of the fiscal year. The Chicago Board Options Exchange Volatility Index (“VIX”), which averaged 16.4 during the 2016 fiscal year, was elevated only in the short period before the U.S. election in November and tabulated only an average of 12.7 from October 2016 to April 2017, even falling below 10 in May.
While the Fund slightly raised its exposure to equities during the period, most of the increase occurred in the U.S. market, where anticipated strength due to positive effects of the Washington administration changeover led the Fund to restrain itself from writing equity call options that would limit upside. Later

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

in the period, as equity markets rallied sharply and appeared to have less upside, the Fund began to write more call options on select equities. Overall, the Fund’s policy of generating income from writing options against equity holdings will continue to have a modest effect on assisting the Fund to meet its distribution goals, the exact level of which depends on the level of the volatility in options markets and the upside outlook on individual equity holdings.
Please discuss the Fund’s distributions.
For the period, the Fund paid two quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 9.64% based on the Fund’s market price of $8.71 on April 30, 2017. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(m) on page 46 for more information on distributions for the period.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.
How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2017, and what did this mean for performance?
On April 30, 2017, the Fund’s total investments were invested approximately 57.9% in convertible bonds, convertible preferred securities, and mandatory convertibles; 29.0% in corporate bonds; 6.5% in cash and cash equivalents; 6.2% in equities; and 0.4% in senior floating rate interests.
On October 31, 2016, the Fund’s total investments were invested approximately 63.3% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.2% in corporate bonds; 4.5% in equities; 0.3% in senior floating rate interests; and 4.7% in cash and cash equivalents.
The change in the Fund’s asset allocations reflects a slightly more conservative attitude later in the period, as valuations rose and markets became more fearful of a lack of progress on fiscal or regulatory policy in Washington. While corporate profits began rising again to spur higher equity prices, the level of the increase in equity multiples was noteworthy, as was the sharp drop in high-yield corporate spreads over Treasuries, which leaves both asset classes in the upper half of historical ranges on those statistics. As a result, the Fund reduced its allocation to its core global convertible bonds and U.S. high-yield corporate bonds slightly as the period closed. There was a slight increase in senior floating rate

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

interests, reflecting the potential higher repricing of many syndicated loans in the marketplace as benchmark LIBOR rates surpass the 1.00 – 1.25% floor common in issued loans, leading to the floors giving way to market LIBOR pricing to set issuer payouts.
International investments decreased slightly from 35% of assets in October, 2016 to 33% in April, 2017. Reaccelerating corporate profits in the U.S. and opportunities for higher equity and bond spread valuations in the wake of the new Federal Administration in the U.S. led to better performance of U.S. corporate securities than foreign ones, although foreign valuations began following U.S. levels higher later in the period. As expectations rise and markets become more impatient for action in Washington to justify the rise in valuations, risks may shift in the second half of the fiscal year to result in a more balanced attitude of asset allocation across continents. Geopolitical risk continues to be uneven but recently showed more calm after a lack of surprises in some European elections.
What were some impactful winners and losers affecting Fund performance during the period?
Despite the international emphasis of the Fund, with U.S. equity markets having stronger gains in the period, particularly in the technology sector, the Fund’s largest winners tended to be American companies. Holdings which performed notably well included many in the semiconductor sector, as this industry enjoyed a positive cyclical upturn on steady demand from several emergent end-markets, and reduced capital spending in the previous year.
Advanced Micro Devices, Inc., (AMD) (0.3% of long-term investments at period end), issued convertibles just before the period started, and the stock and new convertibles performed very well, as investors anticipated a slew of new products in graphics, PC processing, and servers, which may help AMD close the competitive gap against Intel and NVIDIA.
Convertibles in equipment supplier Lam Research Corp. (0.9% of long-term investments at period end) steadily gained as the company’s products in deposition and etch accounted for more steps in the manufacture of next-generation chips, raising Lam’s share of the equipment market.
Oil field services supplier Weatherford International Ltd. and its exchangeable notes (1.6% of long-term investments at period end) performed well as the oil market benefitted from the decision by the Organization of Petroleum Exporting Countries (OPEC) to reduce output, thus changing supply/demand to favor price increases and encourage more investment by oil majors in suppliers such as Weatherford. The company also laid out a substantial restructuring plan, including multi-billion dollar asset sales that should improve creditworthiness, and lower leverage, making the initiatives well-received by equity and convertible investors also.
Health care issuers remained a large contributor to the convertible markets and to the Fund. Biopharmaceutical company Ionis Pharmaceuticals, Inc., (0.9% of long-term investments at period end) bounced back from a difficult period last year with multiple points of positive news—successful Phase 3 data of the triglycerides drug volanesorsen, positive initial sales of the spinal muscular atrophy drug nusinersen (brand name SPINRAZA), and positive developmental tests of the early stage heart muscle drug TTR-Rx all led to strong moves in the equity, which helped the convertibles rebound.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

Stock in health care insurer Cigna Corp. (not held at period end) rose as company fundamentals and capital return rebounded after being held up by uncertainty over the potential merger with Anthem and a difficult 2016 in its small disability and life insurance business, which retarded earnings growth that year. With earnings growth accelerating in fiscal 2017, the earnings multiple has rebounded, leading shares higher.
Among detractors, mandatory convertibles in rural wireline telecommunications company Frontier Communications Corp. (0.8% of long-term investments at period end) declined as the company suffered greater line losses than anticipated from properties acquired last year from Verizon Communications, with the lower cash flow raising leverage and speculation about a dividend decline, which occurred after period end. The Fund reduced its position in the mandatory but raised its holdings of a corporate bond higher in the capital structure after finding its price declines left the valuation attractive.
Convertible bonds in German investment conglomerate Aurelius SE (0.6% of long-term investments at period end) plunged in March after an independent research report was issued questioning the company’s accounting and opaque disclosures. We believe the effect to be overdone and maintained positions with the stock and convertibles rebounding in April and after period end.
Stock of fashion retailer L Brands, Inc., (0.4% of long-term investments at period end) suffered as the company’s earnings fell on the difficult traffic environment in American malls, resulting in abruptly negative same-store-sales comparisons and lower margins.
Equity held in retailer Macy’s, Inc., (not held at period end) declined after media reports of takeover interest from Canadian retailer Hudson’s Bay Company did not come to fruition and Macy’s fundamentals declined with much of the legacy retail sector with declining mall traffic and difficult same-store-sales comparisons. Macy’s actions such as closing stores and monetizing some real estate has been positive but has not offset the headwinds, and the Fund sold its shares before more declines occurred.
Do you have any other comments about the markets and the Fund?
Global markets, both equity and corporate bond, have appreciated notably in the first months of calendar 2017. More buoyant global economies have led to higher corporate profits and commodity prices which has led to lower borrowing costs, lower discount rates on corporate profits, and higher earnings multiples on equities. Greater confidence that there will not be a major negative geopolitical events on the horizon is also assisting the outlook. As corporate issuers assess the potential for greater future profits, their confidence in enacting greater investment rises and portends more issuance for capital through the debt markets, and convertible bonds with their flexibility and lack of covenants have been a favored market for many industries, especially growth-oriented ones. Finding appropriate risk-assessed yields is clearly a challenge with spreads above historical averages, but the Fund is confident its research capabilities and emphasis on cash flow generation will help it differentiate among a myriad set of global issuers.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Bank of America Merrill Lynch Global 300 Convertible Bond Index measures the performance of convertible securities of issuers throughout the world.
Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500. S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
U.S. Dollar Index (DXY) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.
VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
LCM Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2017

Please see guggenheiminvestments.com/lcm for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	April 30, 2017

Fund Statistics
Share Price	$8.71
Net Asset Value	$9.44
Discount to NAV	-7.73%
Net Assets ($000)	$128,476

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2017
	Six-month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Advent/Claymore Enhanced
Growth & Income Fund
NAV	7.79%	11.77%	2.20%	5.45%	1.00%
Market	12.20%	14.03%	4.94%	6.94%	1.50%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	72.4%
Corporate Bonds	40.3%
Short Term Investments	9.0%
Common Stocks	8.6%
Convertible Preferred Stocks	8.2%
Senior Floating Rate Interests	0.6%
Total Investments	139.1%
Other Assets & Liabilities, net	-39.1%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily.
For more current information, please visit guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2017

All or a portion of the above distributions may be characterized as a return of capital. As of October 31, 2016, 71% of the distributions were characterized as return of capital. As of April 30, 2017, 34% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2017 will be reported to shareholders in January 2018.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	April 30, 2017

Country Breakdown	% of Long-Term Investments
United States	66.7%
Japan	5.1%
Bermuda	3.6%
Canada	3.0%
Cayman Islands	2.8%
Netherlands	2.7%
Germany	2.1%
France	1.9%
Jersey	1.6%
United Kingdom	1.6%
Austria	1.3%
Ireland	1.2%
Taiwan	1.0%
China	1.0%
Hungary	0.6%
Switzerland	0.5%
Norway	0.5%
Spain	0.5%
Israel	0.5%
Mexico	0.4%
Belgium	0.4%
India	0.3%
Luxembourg	0.3%
Australia	0.2%
Marshall Islands	0.1%
Liberia	0.1%
Subject to change daily.

16 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2017

	Shares	Value
COMMON STOCKS† – 8.6%
Consumer, Non-cyclical – 2.5%
Bristol-Myers Squibb Co.[1,2]	15,900	$ 891,195
Macquarie Infrastructure Corp.[1,2]	9,433	767,563
Biogen, Inc.[2,11]	2,700	732,267
Merck & Company, Inc.[1]	8,000	498,640
Gilead Sciences, Inc.[1]	4,200	287,910
Total Consumer, Non-cyclical		3,177,575

Consumer, Cyclical – 2.1%
General Motors Co.[1,2]	26,000	900,640
L Brands, Inc.[1,2]	12,200	644,282
Ford Motor Co.[1]	49,297	565,437
American Airlines Group, Inc.[1,2]	12,700	541,274
Total Consumer, Cyclical		2,651,633

Industrial – 1.9%
United Parcel Service, Inc. — Class B1,2	9,000	967,140
Lockheed Martin Corp.[1,2]	3,300	889,185
Koninklijke Philips N.V.[1]	17,107	592,764
Total Industrial		2,449,089

Communications – 1.6%
Alphabet, Inc. — Class C11	900	815,364
Verizon Communications, Inc.[1,2]	15,800	725,378
CenturyLink, Inc.[1,2]	21,000	539,070
Total Communications		2,079,812

Basic Materials – 0.5%
LyondellBasell Industries N.V. — Class A1,2	7,500	635,700
Total Common Stocks
(Cost $10,803,597)		10,993,809

CONVERTIBLE PREFERRED STOCKS† – 8.2%
Consumer, Non-cyclical – 3.2%
Allergan plc
5.50% due 03/01/18[1]	2,347	2,031,986
Anthem, Inc.
5.25% due 05/01/18[1,2]	23,898	1,227,879
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18	1,048	598,408
7.00% due 12/15/18	409	233,539
Total Consumer, Non-cyclical		4,091,812

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 8.2% (continued)
Industrial – 2.2%
Belden, Inc.
6.75% due 07/15/19[1]	10,269	$ 1,011,188
Stericycle, Inc.
5.25% due 09/15/18[1,2]	12,600	932,526
Arconic, Inc.
5.38% due 10/01/17[1]	20,725	879,984
Total Industrial		2,823,698

Financial – 1.3%
Mandatory Exchangeable Trust
5.75% due 06/03/19[3]	6,993	962,341
AMG Capital Trust II
5.15% due 10/15/37[1]	8,607	492,751
Wells Fargo & Co.
7.50%[1,4]	208	263,952
Total Financial		1,719,044

Energy – 0.7%
Hess Corp.
8.00% due 02/01/19[1]	13,550	820,317

Utilities – 0.5%
Great Plains Energy, Inc.
7.00% due 09/15/19	12,000	649,200

Communications – 0.3%
Frontier Communications Corp.
11.13% due 06/29/18[1,2]	8,328	369,264
Total Convertible Preferred Stocks
(Cost $10,883,014)		10,473,335

SHORT TERM INVESTMENTS† – 9.0%
Morgan Stanley Institutional Liquidity Government Portfolio
0.47%[5]	11,592,729	11,592,729
Total Short Term Investments
(Cost $11,592,729)		11,592,729

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 72.4%
Technology – 14.4%
Micron Technology, Inc.
3.00% due 11/15/43[1,2]	1,904,000	$ 2,065,838
Lam Research Corp.
1.25% due 05/15/18[1,2]	612,000	1,463,445

See notes to financial statements.

18 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 72.4% (continued)
Technology – 14.4% (continued)
Microchip Technology, Inc.
1.63% due 02/15/27[1,2,3]	1,396,000	$ 1,436,134
ON Semiconductor Corp.
1.00% due 12/01/20[1,2]	700,000	741,563
1.63% due 10/15/23[3]	638,000	640,393
Intel Corp.
3.48% due 12/15/35[1,2]	980,000	1,337,087
Cypress Semiconductor Corp.
4.50% due 01/15/22[1,3]	762,000	941,546
BroadSoft, Inc.
1.00% due 09/01/22	785,000	916,978
ServiceNow, Inc.
0.00% due 11/01/18[1,6]	589,000	795,149
Electronics For Imaging, Inc.
0.75% due 09/01/19	720,000	766,800
Nanya Technology Corp.
0.00% due 01/24/22[6]	600,000	651,750
ASM Pacific Technology Ltd.
2.00% due 03/28/19	4,000,000 HKD	651,233
United Microelectronics Corp.
0.00% due 05/18/20[6]	600,000	602,250
Salesforce.com, Inc.
0.25% due 04/01/18	453,000	601,924
Red Hat, Inc.
0.25% due 10/01/19[1,2]	448,000	591,080
Citrix Systems, Inc.
0.50% due 04/15/19[1,2]	471,000	579,036
Lumentum Holdings, Inc.
0.25% due 03/15/24[3]	549,000	549,686
Advanced Semiconductor Engineering, Inc.
0.00% due 09/05/18[6]	400,000	518,000
NVIDIA Corp.
1.00% due 12/01/18[1]	98,000	507,395
Silicon Laboratories, Inc.
1.38% due 03/01/22[3]	470,000	495,557
Verint Systems, Inc.
1.50% due 06/01/21	500,000	484,063
Advanced Micro Devices, Inc.
2.13% due 09/01/26	260,000	479,376
Cornerstone OnDemand, Inc.
1.50% due 07/01/18[1,2]	435,000	447,506
Synchronoss Technologies, Inc.
0.75% due 08/15/19	249,000	213,518
Total Technology		18,477,307

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 72.4% (continued)
Consumer, Non-cyclical – 13.0%
Wright Medical Group, Inc.
2.00% due 02/15/20[1,2]	1,335,000	$ 1,570,294
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1,2]	1,401,000	1,464,045
Element Financial Corp.
5.13% due 06/30/19[3]	1,725,000 CAD	1,375,155
4.25% due 06/30/20[1,3]	1,073,000 CAD	793,627
Hologic, Inc.
2.00% due 03/01/42[1,2,7,8]	469,000	685,619
0.00% due 12/15/43[1,2,6,7,9]	400,000	505,750
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1,2]	852,000	1,060,208
Molina Healthcare, Inc.
1.63% due 08/15/44[1,2]	960,000	1,053,600
Euronet Worldwide, Inc.
1.50% due 10/01/44[1,2]	731,000	909,181
Herbalife Ltd.
2.00% due 08/15/19[1]	814,000	806,882
NuVasive, Inc.
2.25% due 03/15/21[1]	562,000	750,621
Horizon Pharma Investment Ltd.
2.50% due 03/15/22	793,000	743,932
Qiagen N.V.
0.88% due 03/19/21	600,000	718,951
Nevro Corp.
1.75% due 06/01/21	518,000	632,607
Ablynx N.V.
3.25% due 05/27/20	500,000 EUR	597,289
Pacira Pharmaceuticals, Inc.
2.38% due 04/01/22[3]	475,000	507,063
HealthSouth Corp.
2.00% due 12/01/43[1,2]	343,000	451,259
Jazz Investments I Ltd.
1.88% due 08/15/21[1,2]	400,000	445,000
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[3]	419,000	435,760
Terumo Corp.
0.00% due 12/06/21[6]	40,000,000 JPY	426,572
J Sainsbury plc
1.25% due 11/21/19	300,000 GBP	411,412
Clovis Oncology, Inc.
2.50% due 09/15/21	289,000	353,664
Total Consumer, Non-cyclical		16,698,491

See notes to financial statements.

20 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 72.4% (continued)
Communications – 10.4%
DISH Network Corp.
3.38% due 08/15/26[1,2,3]	1,571,000	$ 1,930,366
2.38% due 03/15/24[1,3]	608,000	634,220
Priceline Group, Inc.
0.35% due 06/15/20[1,2]	1,297,000	1,897,673
Ctrip.com International Ltd.
1.00% due 07/01/20	869,000	973,280
1.25% due 10/15/18[1]	273,000	365,138
Twitter, Inc.
0.25% due 09/15/19[1]	850,000	809,094
1.00% due 09/15/21[1,2]	396,000	365,805
Proofpoint, Inc.
0.75% due 06/15/20[1,2]	926,000	1,062,006
Telenor East Holding II AS
0.25% due 09/20/19	800,000	909,800
Liberty Media Corp.
1.38% due 10/15/23[1,2]	727,000	822,873
Finisar Corp.
0.50% due 12/15/33	741,000	782,218
Inmarsat plc
3.88% due 09/09/23	600,000	690,870
FireEye, Inc.
1.00% due 06/01/35	700,000	664,125
American Movil BV
5.50% due 09/17/18[1]	600,000 EUR	550,137
Liberty Interactive LLC
1.75% due 09/30/46[1,3]	437,000	515,387
Vodafone Group PLC
1.50% due 08/25/17	300,000 GBP	375,511
Total Communications		13,348,503

Financial – 9.9%
AYC Finance Ltd.
0.50% due 05/02/19	1,070,000	1,110,126
Colony NorthStar, Inc.
3.88% due 01/15/21[1,2]	1,046,000	1,059,729
Haitong International Securities Group, Ltd.
0.00% due 10/25/21[6]	8,000,000 HKD	1,032,459
BUWOG AG
0.00% due 09/09/21[6]	900,000 EUR	1,012,152
Aurelius SE
1.00% due 12/01/20	900,000 EUR	1,011,416
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19	700,000 EUR	947,114
Air Lease Corp.
3.88% due 12/01/18[1]	623,000	890,111

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 72.4% (continued)
Financial – 9.9% (continued)
Starwood Property Trust, Inc.
4.00% due 01/15/19[1,2]	693,000	$ 794,351
Hansteen Jersey Securities Ltd.
4.00% due 07/15/18	500,000 EUR	770,160
British Land White 2015 Ltd.
0.00% due 06/09/20[6]	600,000 GBP	745,200
Colony Starwood Homes
3.00% due 07/01/19	503,000	602,971
Deutsche Wohnen AG
0.88% due 09/08/21	300,000 EUR	516,064
Unite Jersey Issuer Ltd.
2.50% due 10/10/18	300,000 GBP	515,585
Extra Space Storage, LP
3.13% due 10/01/35[3]	477,000	498,763
Nexity S.A.
0.13% due 01/01/23	416,278 EUR	480,550
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	192,000	440,040
LEG Immobilien AG
0.50% due 07/01/21	200,000 EUR	327,839
Total Financial		12,754,630

Industrial – 8.1%
Dycom Industries, Inc.
0.75% due 09/15/21[1,2]	1,106,000	1,402,546
China Railway Construction Corporation Ltd.
0.00% due 01/29/21[6]	1,000,000	1,190,500
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19	750,000	986,048
Implenia AG
0.50% due 06/30/22	785,000 CHF	910,622
Makino Milling Machine Co., Ltd.
0.00% due 03/19/18[6]	70,000,000 JPY	770,050
Golar LNG Ltd.
2.75% due 02/15/22[3]	700,000	684,250
Cemex SAB de CV
3.72% due 03/15/20	538,000	615,001
MTU Aero Engines AG
0.13% due 05/17/23	400,000 EUR	547,524
CRRC Corporation Ltd.
0.00% due 02/05/21[6]	500,000	533,625
OSG Corp.
0.00% due 04/04/22[6]	40,000,000 JPY	518,256
Larsen & Toubro Ltd.
0.68% due 10/22/19	500,000	509,938

See notes to financial statements.

22 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 72.4% (continued)
Industrial – 8.1% (continued)
Shimizu Corp.
0.00% due 10/16/20[6]	50,000,000 JPY	$ 490,827
Safran S.A.
0.00% due 12/31/20[6]	447,100 EUR	469,659
Vinci S.A.
0.38% due 02/16/22	400,000	442,000
BW Group Ltd.
1.75% due 09/10/19	400,000	377,500
Total Industrial		10,448,346

Consumer, Cyclical – 7.9%
Suzuki Motor Corp.
0.00% due 03/31/23[6]	160,000,000 JPY	1,813,941
Steinhoff Finance Holdings GmbH
1.25% due 08/11/22	700,000 EUR	756,929
4.00% due 01/30/21	300,000 EUR	443,377
Sonae Investments B.V.
1.63% due 06/11/19	900,000 EUR	960,453
Iida Group Holdings Co. Ltd
0.00% due 06/18/20[1,6]	100,000,000 JPY	921,773
International Consolidated Airlines Group S.A.
0.25% due 11/17/20	800,000 EUR	837,185
Sony Corp.
0.00% due 09/30/22[6]	76,000,000 JPY	750,148
Valeo S.A.
0.00% due 06/16/21[6]	600,000	688,050
CalAtlantic Group, Inc.
0.25% due 06/01/19[1]	700,000	657,563
NHK Spring Co. Ltd.
0.00% due 09/20/19[6]	450,000	514,125
LVMH Moet Hennessy Louis Vuitton SE
0.00% due 02/16/21[6]	1,695	498,300
Asics Corp.
0.00% due 03/01/19[6]	50,000,000 JPY	467,615
HIS Co. Ltd.
0.00% due 08/30/19[6]	50,000,000 JPY	452,476
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/19	2,000,000 HKD	352,617
Total Consumer, Cyclical		10,114,552

Energy – 6.0%
Weatherford International Ltd.
5.88% due 07/01/21[1,2]	2,235,000	2,662,444
Chesapeake Energy Corp.
5.50% due 09/15/26[3]	2,059,000	2,035,836

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 72.4% (continued)
Energy – 6.0% (continued)
RAG-Stiftung
0.00% due 03/16/23[6]	600,000 EUR	$ 688,488
0.00% due 02/18/21[6]	300,000 EUR	353,228
Technip S.A.
0.88% due 01/25/21	700,000 EUR	954,737
PDC Energy, Inc.
1.13% due 09/15/21[1]	631,000	612,464
Oasis Petroleum, Inc.
2.63% due 09/15/23[1,2]	330,000	402,188
Total Energy		7,709,385

Utilities – 1.4%
CenterPoint Energy, Inc.
4.18% due 09/15/29[1,7]	15,045	1,084,180
NRG Yield, Inc.
3.25% due 06/01/20[3]	700,000	691,688
Total Utilities		1,775,868

Basic Materials – 1.3%
Kansai Paint Co., Ltd.
0.00% due 06/17/19[6]	80,000,000 JPY	781,377
Toray Industries, Inc.
0.00% due 08/30/19[6]	60,000,000 JPY	635,148
OCI NV
3.88% due 09/25/18	300,000 EUR	328,645
Total Basic Materials		1,745,170
Total Convertible Bonds
(Cost $87,221,191)		93,072,252

CORPORATE BONDS†† – 40.3%
Consumer, Non-cyclical – 9.7%
Tenet Healthcare Corp.
6.00% due 10/01/20[1,2]	1,900,000	2,004,499
8.13% due 04/01/22	196,000	199,920
4.50% due 04/01/21[1,2]	190,000	190,713
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[3]	1,671,000	1,239,882
United Rentals North America, Inc.
6.13% due 06/15/23[1]	700,000	733,250
5.88% due 09/15/26[1]	404,000	427,735
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/25[1,2,3]	1,200,000	1,019,400
HCA Holdings, Inc.
6.25% due 02/15/21[1]	713,000	775,387

See notes to financial statements.

24 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.3% (continued)
Consumer, Non-cyclical – 9.7% (continued)
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	580,000	$ 609,000
HealthSouth Corp.
5.75% due 09/15/25[1,2]	525,000	533,531
Sotheby’s
5.25% due 10/01/22[1,3]	500,000	513,750
BioMarin Pharmaceutical, Inc.
0.75% due 10/15/18	417,000	493,363
Revlon Consumer Products Corp.
6.25% due 08/01/24[1,2]	392,000	383,180
Cott Beverages, Inc.
5.38% due 07/01/22	368,000	382,720
CHS/Community Health Systems, Inc.
6.88% due 02/01/22	451,000	374,894
Horizon Pharma, Inc.
6.63% due 05/01/23[1,2]	375,000	372,656
Post Holdings, Inc.
5.50% due 03/01/25[3]	329,000	345,450
Greatbatch Ltd.
9.13% due 11/01/23[3]	294,000	309,435
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	250,000	280,000
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,3]	269,000	278,415
Quorum Health Corp.
11.63% due 04/15/23[3]	309,000	275,783
Ahern Rentals, Inc.
7.38% due 05/15/23[1,3]	294,000	254,310
Cenveo Corp.
8.50% due 09/15/22[3]	400,000	226,000
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	190,000	204,613
Land O’ Lakes, Inc.
6.00% due 11/15/22[3]	26,000	28,860
Total Consumer, Non-cyclical		12,456,746

Energy – 6.2%
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/20[1,2]	925,000	948,125
7.00% due 11/15/23[1,2]	297,000	302,940
Rowan Companies, Inc.
7.88% due 08/01/19[1,2]	1,000,000	1,075,000
Nabors Industries, Inc.
0.75% due 01/15/24[1,2,3]	867,000	750,497

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.3% (continued)
Energy – 6.2% (continued)
Ensco Jersey Finance Ltd.
3.00% due 01/31/24[3]	658,000	$ 610,706
PDC Energy, Inc.
6.13% due 09/15/24[1,3]	425,000	437,749
Oasis Petroleum, Inc.
6.88% due 01/15/23	427,000	433,405
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	400,000	402,000
CONSOL Energy, Inc.
8.00% due 04/01/23	374,000	391,531
Parsley Energy LLC / Parsley Finance Corp.
5.25% due 08/15/25[3]	285,000	288,563
6.25% due 06/01/24[1,3]	95,000	100,938
Sabine Pass Liquefaction LLC
5.75% due 05/15/24[1]	348,000	385,223
Continental Resources, Inc.
4.50% due 04/15/23	332,000	328,680
Sunoco Limited Partnership / Sunoco Finance Corp.
6.38% due 04/01/23[1,2]	300,000	321,000
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.38% due 05/01/24[1]	195,000	214,013
6.25% due 10/15/22	96,000	103,440
Murphy Oil Corp.
4.70% due 12/01/22	313,000	306,740
Diamondback Energy, Inc.
4.75% due 11/01/24[3]	285,000	287,138
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/23[1]	264,000	286,440
Total Energy		7,974,128

Communications – 5.8%
Frontier Communications Corp.
11.00% due 09/15/25[1,2]	1,444,000	1,398,875
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	550,000	572,000
5.75% due 01/15/24[1]	380,000	400,900
DISH DBS Corp.
6.75% due 06/01/21[1,2]	500,000	545,000
5.88% due 11/15/24[1,2]	299,000	315,071
SFR Group S.A.
7.38% due 05/01/26[1,2,3]	530,000	559,150
CenturyLink, Inc.
6.75% due 12/01/23[1]	499,000	536,425
Sprint Communications, Inc.
9.00% due 11/15/18[1,3]	379,000	415,479

See notes to financial statements.

26 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.3% (continued)
Communications – 5.8% (continued)
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	364,000	$ 394,940
CBS Radio, Inc.
7.25% due 11/01/24[1,3]	348,000	379,320
GCI, Inc.
6.88% due 04/15/25[1]	313,000	338,040
Tribune Media Co.
5.88% due 07/15/22	306,000	322,989
Sinclair Television Group, Inc.
5.88% due 03/15/26[1,3]	294,000	307,230
Radio One, Inc.
7.38% due 04/15/22[1,3]	220,000	231,000
Sprint Corp.
7.88% due 09/15/23[1]	202,000	227,250
Finisar Corp.
0.50% due 12/15/36[3]	215,000	200,756
Windstream Services LLC
6.38% due 08/01/23	199,000	176,613
NetFlix, Inc.
3.63% due 05/15/27[3]	110,000 EUR	121,581
Total Communications		7,442,619

Consumer, Cyclical – 5.5%
L Brands, Inc.
5.63% due 02/15/22[1,2]	400,000	424,500
5.63% due 10/15/23[1]	302,000	318,550
GameStop Corp.
6.75% due 03/15/21[1,2,3]	694,000	713,085
FirstCash, Inc.
6.75% due 04/01/21[1]	423,000	444,150
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,2,3]	409,000	429,450
Allegiant Travel Co.
5.50% due 07/15/19[1]	400,000	414,000
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1]	376,000	403,730
Chester Downs & Marina LLC / Chester Downs Finance Corp.
9.25% due 02/01/20[3]	350,000	360,063
Levi Strauss & Co.
5.00% due 05/01/25[1,2]	341,000	353,361
VWR Funding, Inc.
4.63% due 04/15/22[1,3]	300,000 EUR	342,261
Scientific Games International, Inc.
10.00% due 12/01/22	299,000	325,536

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.3% (continued)
Consumer, Cyclical – 5.5% (continued)
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/22[1]	300,000	$ 298,500
Hanesbrands, Inc.
4.63% due 05/15/24[1,2,3]	294,000	293,265
Cedar Fair Limited Partnership / Canada’s Wonderland Company /
Magnum Management Corporation / Millennium Op
5.38% due 04/15/27[3]	283,000	293,230
Vista Outdoor, Inc.
5.88% due 10/01/23	284,000	284,000
Brinker International, Inc.
3.88% due 05/15/23[1]	294,000	278,565
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	240,000	243,600
MGM Resorts International
6.00% due 03/15/23[1]	218,000	238,710
Wolverine World Wide, Inc.
5.00% due 09/01/26[3]	237,000	230,483
Six Flags Entertainment Corp.
4.88% due 07/31/24[3]	200,000	202,250
Cumberland Farms, Inc.
6.75% due 05/01/25[3]	141,000	146,661
Total Consumer, Cyclical		7,037,950

Technology – 3.8%
Teradyne, Inc.
1.25% due 12/15/23[3]	962,000	1,208,512
Qorvo, Inc.
7.00% due 12/01/25[1,2]	875,000	975,625
Integrated Device Technology, Inc.
0.88% due 11/15/22	885,000	902,147
Veeco Instruments, Inc.
2.70% due 01/15/23	600,000	662,250
Western Digital Corp.
10.50% due 04/01/24[1,2]	313,000	369,340
Seagate HDD Cayman
4.75% due 01/01/25	376,000	365,004
First Data Corp.
5.38% due 08/15/23[1,3]	267,000	278,348
Nuance Communications, Inc.
5.38% due 08/15/20[1,3]	158,000	161,456
Total Technology		4,922,682

See notes to financial statements.

28 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.3% (continued)
Basic Materials – 3.5%
NOVA Chemicals Corp.
5.00% due 05/01/25[1,3]	411,000	$ 421,788
5.25% due 08/01/23[1,3]	400,000	412,500
WR Grace & Co.
5.13% due 10/01/21[1,3]	600,000	645,749
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,3]	364,000	420,648
First Quantum Minerals Ltd.
7.25% due 04/01/23[3]	200,000	204,125
7.00% due 02/15/21[3]	174,000	180,960
Commercial Metals Co.
4.88% due 05/15/23[1]	371,000	374,710
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[3]	289,000	320,790
Blue Cube Spinco, Inc.
10.00% due 10/15/25[1]	252,000	311,850
Tronox Finance LLC
7.50% due 03/15/22[3]	284,000	298,200
TPC Group, Inc.
8.75% due 12/15/20[3]	293,000	273,955
Kaiser Aluminum Corp.
5.88% due 05/15/24	230,000	243,225
Compass Minerals International, Inc.
4.88% due 07/15/24[1,3]	237,000	232,853
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[3]	95,000	109,963
Total Basic Materials		4,451,316

Industrial – 3.4%
MasTec, Inc.
4.88% due 03/15/23[1]	523,000	525,615
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,3]	576,000	516,240
Energizer Holdings, Inc.
5.50% due 06/15/25[1,2,3]	420,000	438,900
Park-Ohio Industries, Inc.
6.63% due 04/15/27[3]	376,000	386,105
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	332,000	336,980
TransDigm, Inc.
6.50% due 07/15/24	320,000	329,600
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,3]	300,000	309,000
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[3]	301,000	260,365

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.3% (continued)
Industrial – 3.4% (continued)
Builders FirstSource, Inc.
5.63% due 09/01/24[1,3]	238,000	$ 247,818
Xerium Technologies, Inc.
9.50% due 08/15/21	237,000	246,480
Triumph Group, Inc.
4.88% due 04/01/21[1]	249,000	245,265
Eletson Holdings, Inc.
9.63% due 01/15/22[1,3]	277,000	235,450
CNH Industrial Capital LLC
3.38% due 07/15/19	188,000	191,525
Bombardier, Inc.
6.13% due 01/15/23[1,3]	166,000	166,000
Total Industrial		4,435,343

Financial – 2.1%
Alliance Data Systems Corp.
6.38% due 04/01/20[1,2,3]	750,000	764,999
Forest City Realty Trust, Inc.
4.25% due 08/15/18	616,000	701,855
Credit Acceptance Corp.
7.38% due 03/15/23[1]	427,000	429,135
CoreCivic, Inc.
4.63% due 05/01/23[1]	405,000	408,038
Travelex Financing plc
8.00% due 08/01/18[3]	150,000 GBP	197,968
Ally Financial, Inc.
5.13% due 09/30/24[1,2]	165,000	168,919
Total Financial		2,670,914

Utilities – 0.3%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27	285,000	287,138
Dynegy, Inc.
8.00% due 01/15/25[3]	122,000	112,545
Total Utilities		399,683
Total Corporate Bonds
(Cost $50,513,421)		51,791,381

SENIOR FLOATING RATE INTERESTS††,10 – 0.6%
Consumer, Cyclical – 0.3%
PetSmart, Inc.
4.16% due 03/11/22	435,891	402,382

See notes to financial statements.

30 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 – 0.6% (continued)
Communications – 0.3%
Sprint Communications, Inc.
3.31% due 02/29/24	328,000	$ 328,649

Basic Materials – 0.0%**
Fortescue Resources August 2006 Pty Ltd.
3.75% due 06/30/19	68,250	68,753
Total Senior Floating Rate Interests
(Cost $829,338)		799,784
Total Investments – 139.1%
(Cost $171,843,290)		$ 178,723,290

	Contracts
	(100 shares
	per contract)	Value

CALL OPTIONS WRITTEN†,* – 0.0%**
Biogen, Inc. Expiring June 2017 with strike price of $300.00	27	$ (3,186)
Alphabet, Inc. Expiring May 2017 with strike price of $850.00	9	(53,901)
Total Call Options Written
(Premiums received $28,689)		(57,087)
Other Assets & Liabilities, net – (39.1)%		(50,189,933)
Total Net Assets – 100.0%		$ 128,476,270

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	All or a portion of these securities have been physically segregated or earmarked in connection with borrowings. As of April 30, 2017, the total value of the positions segregated was $86,189,072.
2	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $48,246,572 in aggregate has been rehypothecated.
3
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) liquid securities is $36,494,449 (cost $36,040,631), or 28.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

4	Perpetual maturity.
5	Rate indicated is the 7-day yield as of April 30, 2017.
6	Zero coupon rate security.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
9	Security is an accreting bond until December 15, 2017, with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
10	Variable rate security. Rate indicated is rate effective at April 30, 2017.
11	All or a portion of this security represents cover for outstanding written option. As of April 30, 2017, the total value of the positions segregated was $1,547,631.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2017

A.G.	Stock Corporation
B.V.	Limited Liability Company
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japanese Yen
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
S.A.	Corporation
SAB de CV	Publicly Traded Company

See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund’s investments at April 30, 2017 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$10,993,809	$—	$—	$10,993,809
Convertible Preferred Stocks	10,473,335	—	—	10,473,335
Short Term Investments	11,592,729	—	—	11,592,729
Convertible Bonds	—	93,072,252	—	93,072,252
Corporate Bonds	—	51,791,381	—	51,791,381
Senior Floating Rate Interests	—	799,784	—	799,784
Forward Foreign Currency
Exchange Contracts*	—	63,665	—	63,665
Total	$33,059,873	$145,727,082	$—	$178,786,955
Liabilities
Forward Foreign Currency
Exchange Contracts*	$—	$769,434	$—	$769,434
Call Options Written	57,087	—	—	57,087
Total	$57,087	$769,434	$—	$826,521

*	These amounts are reported as unrealized gain/(loss) as of April 30, 2017.

Please refer to the detail portfolio breakdown of investment type by industry category.
The Fund did not hold any Level 3 securities during the period ended April 30, 2017.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended April 30, 2017, there were no transfers between levels.
See notes to financial statements.

32 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2017

ASSETS:
Investments, at value (cost $171,843,290)	$178,723,290
Unrealized appreciation on forward foreign currency exchange contracts	63,665
Receivables:
Investments sold	1,821,724
Interest	1,088,424
Dividends	56,034
Tax reclaims	18,918
Other assets	10,701
Total assets	181,782,756
LIABILITIES:
Borrowings	50,000,000
Options written, at value (premiums received $28,689)	57,087
Unrealized depreciation on forward foreign currency exchange contracts	769,434
Interest due on borrowings	94,285
Payable for:
Investments purchased	2,068,994
Investment management fees	74,231
Investment advisory fees	71,320
Administration fees	3,930
Other liabilities	167,205
Total liabilities	53,306,486
NET ASSETS	$128,476,270
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share; unlimited number of shares authorized,
13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	188,735,323
Distributions in excess of net investment income	(5,989,311)
Accumulated net realized loss on investments, written options, swap agreements
and foreign currency transactions	(60,428,693)
Net unrealized appreciation on investments, written options, swap agreements and
foreign currency translations	6,145,348
NET ASSETS	$128,476,270
Shares outstanding ($0.001 par value with unlimited amount authorized)	13,603,025
Net asset value, offering price and redemption price per share	$9.44

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 33

STATEMENT OF OPERATIONS (Unaudited)	April 30, 2017
For the Period Ended April 30, 2017

INVESTMENT INCOME:
Interest	$2,538,088
Dividends, net of foreign taxes withheld $21,278	503,365
Total investment income	3,041,453
EXPENSES:
Investment management fees	446,551
Investment advisory fees	429,039
Interest expense	490,708
Professional fees	176,373
Trustees’ fees and expenses*	85,441
Administration fees	24,079
Printing fees	22,287
Fund accounting fees	20,960
Insurance	14,565
NYSE listing fees	11,765
Transfer agent fees	9,169
Custodian fees	5,170
Other expenses	1,526
Total expenses	1,737,633
Net investment income	1,303,820
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	202,846
Foreign currency transactions	2,203,903
Written options	124,082
Swap agreements	(72,235)
Net realized gain	2,458,596
Net change in unrealized appreciation (depreciation) on:
Investments	7,359,658
Foreign currency translations	(1,676,814)
Written options	(28,398)
Swap agreements	104,124
Net change in unrealized appreciation (depreciation)	5,758,570
Net realized and unrealized gain	8,217,166
Net increase in net assets resulting from operations	$9,520,986

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

34 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2017

	Period Ended	Year Ended
	April 30, 2017	October 31,
	(Unaudited)	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,303,820	$3,573,393
Net realized gain (loss) on investments, written options, swap
agreements and foreign currency transactions	2,458,596	(5,360,986)
Net change in unrealized appreciation (depreciation) on
investments, written options, swap agreements and
foreign currency translations	5,758,570	1,099,893
Net increase (decrease) in net assets resulting from operations	9,520,986	(687,700)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,713,270)	(3,126,736)
Return of capital	—	(8,299,805)
Total distributions	(5,713,270)	(11,426,541)
Net increase (decrease) in net assets	3,807,716	(12,114,241)
NET ASSETS:
Beginning of year	124,668,554	136,782,795
End of year	$128,476,270	$124,668,554
Distributions in excess of net investment income at end of year	$(5,989,311)	$(1,579,861)

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 35

STATEMENT OF CASH FLOWS (Unaudited)	April 30, 2017
For the Period Ended April 30, 2017

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$9,520,986
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(7,359,658)
Net change in unrealized (appreciation) depreciation on written options	28,398
Net change in unrealized (appreciation) depreciation on swap agreements	(104,124)
Net change in unrealized (appreciation) depreciation on foreign currency translations	1,676,814
Net realized gain on investments	(202,846)
Net realized gain on written options	(124,082)
Purchase of long-term investments	(78,046,717)
Proceeds from sale of long-term investments	82,765,145
Net proceeds (purchases) of short term investments	(3,459,432)
Net change in premiums received on swap agreements	(159,324)
Net amortization/(accretion) of premium/discount	(190,011)
Premiums received on written options	227,484
Cost of closing written options	(74,713)
Decrease in restricted cash	480,378
Increase in dividends receivable	(13,284)
Decrease in interest receivable	100,162
Increase in investments sold receivable	(284,875)
Decrease in tax reclaims receivable	2,830
Increase in other assets	(422)
Increase in investments purchased payable	291,637
Increase in interest due on borrowings	83,419
Decrease in investment management fees payable	(1,830)
Decrease in investment advisory fees payable	(1,758)
Decrease in administration fees payable	(98)
Decrease in other liabilities	(12,689)
Net Cash Provided by Operating and Investing Activities	5,141,390
Cash Flows From Financing Activities:
Distributions to common shareholders	(5,713,270)
Net Cash Used in Financing Activities	(5,713,270)
Net decrease in cash	(571,880)
Cash and cash equivalents at Beginning of Period	571,880
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$407,289

See notes to financial statements.

36 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2017

	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	April 30, 2017		October 31,	October 31,	October 31,		October 31,		October 31,
	(Unaudited)		2016	2015	2014		2013		2012
Per Share Data:
Net asset value, beginning of period	$9.16		$10.06	$10.87	$11.50		$10.60		$10.63
Income from investment operations:
Net investment income(a)	0.10		0.26	0.21	0.21		0.23		0.41
Net gain (loss) on investments (realized and unrealized)	0.60		(0.32)	(0.18)	—	*	1.51		0.45
Total from investment operations	0.70		(0.06)	0.03	0.21		1.74		0.86
Less distributions from:
Net investment income	(0.42)		(0.23)	(0.41)	(0.84)		(0.84)		(0.86)
Return of capital	—		(0.61)	(0.43)	—	*	—		(0.03)
Total distributions to shareholders	(0.42)		(0.84)	(0.84)	(0.84)		(0.84)		(0.89)
Net asset value, end of period	$9.44		$9.16	$10.06	$10.87		$11.50		$10.60
Market value, end of period	$8.71		$8.16	$8.85	$9.51		$10.03		$9.46
Total Return(b)
Net asset value	7.79%		-0.37%	0.13%	1.58%		17.10%		8.59%
Market value	12.20%		1.95%	1.97%	2.90%		15.56%		6.78%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$128,476		$124,669	$136,783	$147,821		$156,387		$144,222
Ratio to average net assets of:
Net investment income	2.08	%(d)	2.85%	1.95%	1.86%		2.05%		3.85%
Total expenses(c)	2.77	%(d)	2.62%	2.17%	2.10	%(e)	2.18	%(e)	2.32	%(e)
Portfolio turnover rate	47%		93%	138%	344%		321%		141%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		$50,000	$50,000	$50,000		$50,000		$50,000
Asset Coverage per $1,000 of indebtedness(f)	$3,570		$3,493	$3,736	$3,956		$4,128		$3,884

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS continued	April 30, 2017

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratio for the period ended April 30, 2017 and the years ended October 31, would be:

Period ended
April 30,		Year ended October 31,
2017	2016	2015	2014	2013	2012
1.99%	1.98%	1.74%	1.71%	1.76%	1.82%

(d)	Annualized.
(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05%, 0.03% and 0.07% for the years ended October 31, 2014, 2013 and 2012, respectively.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
*	Less than $0.01.

See notes to financial statements.

38 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

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Note 1 – Organization:
Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of OTC swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of April 30, 2017.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves).
Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value).
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or

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methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.
(d) Due from Broker
Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
As of April 30, 2017, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

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Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically term loans are valued by independent pricing services using broker quotes.

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(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.
(m) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to

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common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(n) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Rydex Fund Services, LLC (“RFS”), provided fund administration services to the Fund. On October 4, 2016, RFS was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Investment Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the

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Fund. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
As of April 30, 2017, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, forward foreign currency exchange contracts and foreign currency translations are as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Appreciation	Depreciation
for Tax	Unrealized	Unrealized	on	on Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$172,552,943	$10,503,363	$(4,333,016)	$6,170,347	$(28,882)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.
As of October 31, 2016 (the most recent fiscal year end for federal income tax purposes), tax components of accumulated earnings/ losses (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$—	$(62,568,377)

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The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.
At October 31, 2016 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

			Total
Expires in	Unlimited	Unlimited	Capital Loss
2017	Short-Term	Long-Term	Carryforward
$52,418,720	$7,426,886	$2,722,771	$62,568,377

Capital loss carryforward expired in 2016 was $5,387,707.
For the year ended October 31, 2016 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, of $3,126,736 was ordinary income and $8,299,805 was return of capital.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the period ended April 30, 2017, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $78,046,717 and $82,765,145, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

50 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Transactions in written options for the period ended April 30, 2017, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written during the period	1,327	227,484
Options expired during the period	(669)	(81,284)
Options closed during the period	(622)	(117,511)
Options assigned during the period	—	—
Options outstanding, end of period	36	$28,689

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

As of April 30, 2017, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	4/30/2017	(Depreciation)
CAD	3,184,235
for USD	2,360,266	The Bank of New York Mellon	6/14/17	$2,360,266	$2,330,443	$29,823
CAD	835,000
for USD	618,931	The Bank of New York Mellon	6/14/17	618,931	611,110	7,821
CHF	550,000
for USD	545,808	The Bank of New York Mellon	6/14/17	545,808	554,123	(8,315)
CHF	365,000
for USD	368,501	The Bank of New York Mellon	6/14/17	368,501	367,736	765
EUR	538,000
for USD	573,094	The Bank of New York Mellon	6/14/17	573,094	587,230	(14,136)
EUR	13,000
for USD	13,892	The Bank of New York Mellon	6/14/17	13,892	14,190	(298)
EUR	115,000
for USD	125,154	The Bank of New York Mellon	6/14/17	125,154	125,523	(369)
EUR	9,739,000
for USD 10,374,275		The Bank of New York Mellon	6/14/17	10,374,275	10,630,170	(255,895)
EUR	594,000
for USD	636,061	The Bank of New York Mellon	6/14/17	636,061	648,354	(12,293)
EUR	130,000
for USD	139,456	The Bank of New York Mellon	6/14/17	139,456	141,896	(2,440)
EUR	185,000
for USD	201,335	The Bank of New York Mellon	6/14/17	201,335	201,928	(593)
EUR	2,442,000
for USD	2,601,292	The Bank of New York Mellon	6/14/17	2,601,292	2,665,456	(64,164)
EUR	20,000
for USD	21,416	The Bank of New York Mellon	6/14/17	21,416	21,830	(414)
EUR	40,000
for USD	43,532	The Bank of New York Mellon	6/14/17	43,532	43,660	(128)
GBP	147,542
for USD	179,662	The Bank of New York Mellon	6/14/17	179,662	191,137	(11,475)
GBP	686,750
for USD	836,255	The Bank of New York Mellon	6/14/17	836,255	889,667	(53,412)
GBP	872,000
for USD	1,061,834	The Bank of New York Mellon	6/14/17	1,061,834	1,129,654	(67,820)
JPY 853,473,000
for USD	7,422,021	The Bank of New York Mellon	6/14/17	7,422,021	7,670,458	(248,437)
JPY	51,575,000
for USD	448,509	The Bank of New York Mellon	6/14/17	448,509	463,522	(15,013)
						$(716,793)

52 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Buy		Counterparty	Date	Value	4/30/2017	(Depreciation)
CAD	930,000
for USD	693,125	The Bank of New York Mellon	6/14/17	$693,125	$680,638	$(12,487)
CAD	40,000
for USD	30,043	The Bank of New York Mellon	6/14/17	30,043	29,274	(769)
CAD	8,000
for USD	5,962	The Bank of New York Mellon	6/14/17	5,962	5,855	(107)
EUR	13,000
for USD	13,921	The Bank of New York Mellon	6/14/17	13,921	14,190	269
EUR	12,000
for USD	12,992	The Bank of New York Mellon	6/14/17	12,992	13,098	106
EUR	227,000
for USD	242,799	The Bank of New York Mellon	6/14/17	242,799	247,772	4,973
EUR	154,000
for USD	164,567	The Bank of New York Mellon	6/14/17	164,567	168,091	3,524
EUR	143,000
for USD	155,774	The Bank of New York Mellon	6/14/17	155,774	156,085	311
EUR	94,000
for USD	100,541	The Bank of New York Mellon	6/14/17	100,541	102,602	2,061
EUR	624,000
for USD	667,087	The Bank of New York Mellon	6/14/17	667,087	681,099	14,012
JPY	17,000,000
for USD	153,654	The Bank of New York Mellon	6/14/17	153,654	152,785	(869)
						$11,024
Total unrealized depreciation on forward foreign currency exchange contracts						$(705,769)

(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
As of April 30, 2017, there were no swap agreements outstanding.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2017.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$64	exchange contracts	$769
Equity risk			Options written	57
Total		$64		$826

54 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

The following table presents the effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Effect of Derivative Instruments on the Statement of Operations: (amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not			Foreign
accounted for as	Written	Swap	Currency
hedging instruments	Options	Agreements	Transactions	Total
Equity risk	$ 124	$ —	$ —	$ 124
Credit risk	—	(72)	—	(72)
Foreign exchange risk	—	—	2,204	2,204
Total	$ 124	$ (72)	$ 2,204	$ 2,256

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not			Foreign
accounted for as	Written	Swap	Currency
hedging instruments	Options	Agreements	Translations	Total
Equity risk	$ (28)	$ —	$ —	$ (28)
Credit risk	—	104	—	104
Foreign exchange risk	—	—	(1,682)	(1,682)
Total	$ (28)	$ 104	$ (1,682)	$ (1,606)

Derivative Volume

Options Contracts:
Quarterly Average Number of Outstanding Contracts Written	35
Quarterly Average Number of Outstanding Contracts Purchased	26

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$ 3,004,580
Quarterly Average Outstanding Settlement Value Sold	$30,563,513

The Fund’s derivatives contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts	Statement	the Statement	Derivatives
	Investment	of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of New	Forward	$ 63,665	$ —	$ 63,665	$ (63,665)	$ —	$ —	$ —
York Mellon	Foreign Currency
Exchange Contract

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of New	Forward	$ 769,434	$ —	$ 769,434	$ (63,665)	$ —	$ —	$ 705,769
York Mellon	Foreign Currency
Exchange Contract

56 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the period ended April 30, 2017, or the year ended October 31, 2016.
Note 9 – Borrowings:
On December 30, 2009, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) in which the Fund pays a monthly financing charge based on the 3-month LIBOR plus 0.95%. The commitment amount of the credit agreement is $50,000,000. The Fund also pays a fee of 0.85% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 179 days’ notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days’ notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of April 30, 2017, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended April 30, 2017 was $50,000,000 with a related average interest rate of 1.99%. The maximum amount outstanding during the period was $50,000,000.
As of April 30, 2017, the total amount of securities segregated in connection with borrowings was $86,189,072.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

As of April 30, 2017, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $48,246,572. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at April 30, 2017. During the period ended April 30, 2017, the Fund earned $9,822 in fees from rehypothecated securities.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.
The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Subsequent Event:
On May 1, 2017, the Fund declared a quarterly distribution of $0.2100 per common share. The distribution is payable on May 31, 2017 to shareholders of record on May 15, 2017.
On June 12, 2017, the Fund commenced a tender offer (the “Tender Offer”) to purchase for cash up to 4,420,984 (approximately 32.5%) of the Fund’s outstanding common shares of beneficial interest (the “Shares”) at a price per Share equal to 98% of the Fund’s net asset value (“NAV”), as of the business day immediately following the expiration of the Tender Offer. The Tender Offer will expire, unless otherwise extended, at 5:00 p.m., New York City Time, on Tuesday, July 11, 2017.
On July 22, 2016, the Fund and certain other funds in the fund complex entered into an agreement, as amended on May 12, 2017 (the “Western Agreement”), with Arthur D. Lipson, Robert Ferguson, Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Benchmark Plus Institutional Partners L.L.C. and Benchmark Plus Management, L.L.C., and all of their respective directors, officers and affiliates (collectively, “Western Investment”). Also on July 22, 2016, Advent entered into a standstill agreement, as amended on May 12, 2017 (the “Bulldog Standstill Agreement”), with Bulldog Investors, LLC (collectively, with its officers, directors, members and employees, “Bulldog Investors”). On April 28, 2017, the Fund entered into a standstill agreement, as amended on May 12, 2017 (the “Saba

58 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2017

Standstill Agreement”), with Saba Capital Management, L.P. (collectively, with its officers, directors, members and employees, “Saba”). Pursuant to the Western Agreement and Saba Standstill Agreement, the Fund agreed to, and pursuant to the Bulldog Standstill Agreement Advent agreed to recommend that the Fund, to conduct a tender offer on terms consistent with the terms of the Tender Offer. Each of Western Investment, Bulldog Investors and Saba has agreed to tender the Shares of the Fund held by them in the Tender Offer. If the Fund fails to complete the Tender Offer by a specified date, the Western Agreement, Bulldog Standstill Agreement and Saba Standstill Agreement will terminate.
The above statements are not intended to constitute an offer to participate in the Tender Offer. The Tender Offer is made only by an Offer to Purchase, a related Letter of Transmittal and other documents that have been filed with the Securities and Exchange Commission (“SEC”). Shareholders of the Fund should read the Offer to Purchase and tender offer statement and related exhibits, as they contain important information about the Tender Offer. These and other filed documents are available to investors for free both at the website of the SEC and from the Fund.
Neither the Fund nor its Board of Trustees nor Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, nor Advent makes any recommendation to any shareholder as to whether to tender Shares for purchase or to refrain from tendering Shares.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2017

Federal Income Tax Information
In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.

Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address,			Number of
Year of Birth			Funds in
and	Term of		Fund
Position(s)	Office* and		Complex**
Held with	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes++	Since 2005	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments
Year of birth: 1951				Funds (2014-present).
Trustee		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997),
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Little Sprouts, LLC (2015-
present); Harlem Lacrosse & Leadership,
Year of birth: 1960		Former: Managing Director and Co-head of the Merchant Banking Group at		Inc. (2014-present); Bendon, Inc. (2012-
Trustee		BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of		2015); Antenna International, Inc.
		U.S. Corporate Banking at BNY Mellon (1995-1998).		(2010-present); Bonded Services, Ltd.
(2011- present).

Former: Penn Foster Education Group,
Inc. (2007-2009).

60 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees continued:
Derek Medina+	Since 2004	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute.
Year of birth: 1966				(2005-present); Oliver Scholars
Trustee		Former: Vice President, Business Affairs and News Planning at ABC News		(2011-present)
(2003-2008); Executive Director, Office of the President at ABC News (2000-2003);
Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998);
Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
Year of birth: 1953				System (2012-present).
Trustee and Chairman		Former: Partner, Nyberg & Cassioppi, LLC (200-2016); Executive Vice President,
of the Nominating and		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Governance Committee
Gerald L.	Since 2004	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs	3	Current: Beaumont Hospital
Seizert, CFA, CIC+		the equity disciplines of the firm.		(2012-present); University of Toledo
Year of birth: 1952				Foundation (2013-present).
Trustee		Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief
Investment Officer-Equities of Munder Capital Management, LLC (1995-1999).
Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager)
(1984-1995). Former Vice President and Portfolio Manager at First of America
Bank (1978-1984).
Michael A. Smart+	Since 2004	Current: Managing Partner, Herndon Equity Partners (2014-present),	3	Current: President & Chairman, Board of
Year of birth: 1960		Managing Partner, Cordova, Smart & Williams, LLC (2003-present).		Directors, Berkshire Blanket Holdings,
Trustee				Inc. (2006- present); President and
		Former: Managing Director in Investment Banking-the Private Equity		Chairman, Board of Directors, Sqwincher
		Group (1995-2001) and a Vice President in Investment Banking-Corporate		Holdings (2006-present); Board of
		Finance (1992-1995) at Merrill Lynch & Co.; Founding Partner of The Carpediem		Directors, Sprint Industrial Holdings
		Group, a private placement firm (1991-1992); Associate at Dillon, Read and		(2007-present); Vice Chairman, Board of
		Co. (investment bank) (1988-1990).		Directors, National Association of
Investment Companies (“NAIC”) (2010-
present). Trustee, The Mead School
(2014-Present).

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 61

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+ø	Since 2004	Current: President of Advent Capital Management, LLC (2001-present).	3	None.
Year of birth: 1960
Trustee, Chairman,		Former: Prior to June 2001, President of Advent Capital Management,
President and Chief		a division of Utendahl Capital.
Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-
Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees. The term of the Class I Trustees will continue until the 2017 annual meeting of or until successors shall have been elected and qualified.

-
Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are Class II Trustees. The term of the Class II Trustees will continue until the 2018 annual meeting of or until successors shall have been elected and qualified.

-
Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees. The term of the Class III Trustees will continue until the 2019 meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is by multiple Boards of Trustees.

Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital LLC, the Fund’s Investment Adviser.

62 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2017

Officers
The Officers of the Advent Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Term of Office
Name, Address* and	Position(s) held	and Length of	Principal Occupations
Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief Compliance
	Officer		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General
Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst,
Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments
(1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 63

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open- Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

64 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 65

FUND INFORMATION	April 30, 2017

Board of Trustees

Randall C. Barnes

Daniel L. Black

Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an “interested person” of the Fund
  as defined in the Investment Company Act
  of 1940, as amended

Officers

Edward C. Delk
Secretary and Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Investment Manager
Advent Capital Management, LLC
New York, NY

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL
Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY
Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

66 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2017

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or guggenheiminvestments.com/lcm or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 67

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-LCM-SAR-0417

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a – 3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
(b)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Advent/Claymore Enhanced Growth & Income Fund
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:    July 7, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:    July 7, 2017
By:       /s/ Robert White
Name:  Robert White
Title:     Treasurer and Chief Financial Officer
Date:    July 7, 2017